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                                                                     EXHIBIT 21

                         SENSORMATICS ELECTRONICS CORP
Filename:Subslist             LIST OF SUBSIDIARIES
                                    6/30/96

                                                                             PLACE OF INCORPORATION
OPERATING COMPANIES                                                              OR ORGANIZATION
- -------------------                                                          ----------------------
NORTH AMERICA
- -------------
      American Dynamics                                                      New Jersey
      CamEra US                                                              Delaware
      Glen Industrial Communications, Inc.                                   Delaware
      POS Data Products, Inc.                                                Delaware
      Robot Research Inc.                                                    Delaware
      Sensormatic Canada, Inc.                                               Canada
      Sensormatic Electronics Corporation (Puerto Rico)                      Delaware
      Sensormatic, SA de CV                                                  Mexico
      Sensormatic del Caribe, Inc.                                           Puerto Rico
      Sortware House, Inc.                                                   Delaware

EUROPE
- ------
      All Security Systems N.V.                                              Belgium
      BAN Sensormatic Security Systems Gmbh                                  Germany
      Case Security Limited                                                  United Kingdom
      Datamast SA                                                            France
      ICF SARL                                                               France
      International Engineering SARL                                         France
      Knogo Australia Pty. Ltd.                                              Australia
      Knogo SA                                                               Belgium
      Knofo Nederland B.V.                                                   Netherlands
      Robot Consult SA                                                       France
      Secure Imaging Limited                                                 United Kingdom
      Sensormatic AB                                                         Sweden
      Sensormatic A.G.                                                       Switzerland
      Sensormatic A/S                                                        Denmark
      Sensormatic AS                                                         Norway
      Sensormatic Belgium NV                                                 Belgium
      Sensormatic B.V.                                                       Netherlands
      Sensormatic CamEra Ltd..                                               United Kingdom
      Sensormatic CamEra S.A.R.L.                                            France
      Sensormatic Distribution Inc.                                          Delaware (primary operation in Switz)
      Sensormatic E.C., S.A.                                                 Spain
      Sensormatic E.C., S.R.L.                                               Italy
      Sensormatic France SA                                                  France
      Sensormatic Ges.m.b.h.                                                 Austria
      Sensormatic G..m.b.H.                                                  Germany
      Sensormatic Electronics Corporation (Ireland) Limited                  Ireland
      Sensormatic Finance Limited                                            United Kingdom
      SEC Investments of Ireland                                             Ireland
      Sensormatic Ireland Limited                                            Ireland
      Sensormatic International Ltd.                                         United Kingdom
      Sensormatic Portugesa Seguranca L.D.A.                                 Portugal
      Sensormatic Proteccao Contra O Furto, L.D.A.                           Portugal
      Sensormatic Limited                                                    United Kingdom'
      N.V. Sensormatic S.A.                                                  Belgium
      Sensormatic OY                                                         Finland
      Sensormatic Kft.                                                       Hungary
      Sensormatic Franceservices S.A.R.L.                                    France
      Svensk Sakerhetskonsult SAKON AB                                       Sweden
      Visual Information Systems Limited                                     United Kingdom


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                         SENSORMATICS ELECTRONICS CORP
Filename:Subslist             LIST OF SUBSIDIARIES
                                    6/30/96

                                                                             PLACE OF INCORPORATION
OPERATING COMPANIES                                                             OR ORGANIZATION
- -------------------                                                          ----------------------
ASIA / PACIFIC
- --------------
      Sensormatic Asia/Pacific, Inc.                                         Delaware (primary operations in Sing.)
      Sensormatic Australis Pty Limited                                      Australia
      Sensormatic Hong Kong Limited                                          Hong Kong
      Sensormatic New Zealand Limited                                        New Zealand

OTHERS
- ------
      Sensormatic Middle East, Inc.                                          Delaware
      Senelco Iberia, Inc.                                                   Delaware
      International Financing, Inc.                                          Delaware
      Sensormatic (Barbados) Export, Inc.                                    Barbados
      Sensormatic Cayman Finance Ltd.                                        Cayman Islands
      Sensormatic del Peru                                                   Peru
      Sensormatic Distribution & Holdings B.V,                               Netherlands
      Sensormatic Electronics Corporation (Brazil)                           Delaware
      Sensormatic Holdings Ltd.                                              United Kingdom
      Sensormatic International, Inc.                                        Delaware
      Senelco Resting, Aps                                                   Denmark
      Sensormatic International Management Corporation                       Delaware
      Sensormatic Investments Associates B.V.                                Netherlands
      SEC Investments of Canada Ltd.                                         Canada
      Sensormatic Investments Ltd.                                           United Kingdom
      Sensormatic Holding Ges.m.b.H.                                         Austria
      Sensormatic Electronics Corporation (Japan)                            Japan
      Sensormatic S.A.                                                       France
      Sensormatic (U.K.) Ltd.                                                United Kingdom
      Elkinlane Ltd.                                                         United Kingdom
      BI Merger Corp.                                                        Delaware
      Kingsclere Investments Ltd.                                            United Kingdom
      Knogo Holdings S.A.                                                    Belgium
      Sensormatic International Distributors, Inc.                           Delaware
      Sensormatic do Brasil Electronica Ltda.                                Brazil
      Sensormatic Guvenlik Sistemleri Ticaret, A.S.                          Turkey
      Sensormatic Colombia                                                   Colombia

      All companies listed herein are wholly-owned by the Company, directly or indirectly, with the exception of Sensormatic do Brasil Electronica Ltda., Sensormatic Guvenlik Sistemleri Ticaret A.S. and Sensormatic de Peru, which are 51% owned.


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